Exhibit 10.4(b)

[SERP Amendment Form]

AMENDMENT TO SUPPLEMENTAL EXECUTIVE
RETIREMENT PLAN AGREEMENT
DATED ___________________

THIS AGREEMENT entered into as of the ____ day of _________, ____, by and between NEW JERSEY RESOURCES CORPORATION, a corporation of New Jersey (hereinafter called the “Company”), and ___________________ (hereinafter called “Employee”).

W I T N E S S E T H

WHEREAS, the Company and Employee entered into a Supplemental Executive Retirement Plan Agreement dated ___________, ____ (referred to, with any amendments thereto, as the “Original Agreement”), and desires to amend said Original Agreement in accordance with Paragraph 16 thereof; and

WHEREAS, Employee is employed by the Company and is presently the _____________________________________; and

WHEREAS, the Company desires Employee to remain in its service until retirement, and wishes to offer him additional incentive to do so in the form of deferred compensation and death benefits;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein contained, and as set forth in the Original Agreement, and for other good and valuable consideration, the parties hereto do covenant and agree as follows:

1.	The first sentence of Paragraph 2 of the Original Agreement is hereby amended to increase amount payable thereunder and to read as follows:

“2.
The Company agrees that following Employee’s Separation from Service at or after attainment of age sixty-five (65) for reasons other than death, it will pay to Employee the sum of ____________________________ ($_____________) (hereinafter referred to as the “SERP Benefit”), payable in sixty (60) equal monthly installments.”

2.	The first sentence of Paragraph 3 of the Original Agreement is hereby amended to increase the amount payable thereunder and to read as follows:

“3.
In the event that Employee dies while in active employment with the Company but prior to his or her Separation from Service, and such death is due to a cause other than suicide, the Company shall pay a Death Benefit in the amount of ________________ ($__________) to his/her designated beneficiary, in sixty (60) equal monthly installments.”

3.
Nothing in this Agreement shall change the time and form of payment of the benefit payable under the Original Agreement and shall only have the effect of increasing the benefit payable under the Original Agreement.

4.	Schedule “A” annexed to and made a part of the Original Agreement is hereby amended to read as follows:

[Insert Chart]

5.	This Amendment shall be effective as of __________________.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals this ____ day of ____________, _____.

ATTEST:		NEW JERSEY RESOURCES CORPORATION

By:	By:	__________________________
LAURENCE M. DOWNES Chairman and CEO

SIGNED, SEALED, AND DELIVERED IN THE PRESENCE OF: ___________________________________